ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS                                         §

§

COUNTIES OF ECTOR, WARD

WINKLER AND CRANE                              §

This assignment and bill of sale (“Assignment”), made and entered into this 18th day of July, 2008, but effective as of June 1, 2008, (“Effective Date”), by and between AGHORN ENERGY, INC., a Texas corporation with an address of XXXXXXXX (“Assignor”), to the Assignees listed below (“Assignees”):

Assignees	Interest Assigned
Anthem Holdings, Inc., a Texas Corporation XXXXX XXXXX	10% of 8/8ths
Amen Minerals, LLC XXXXX XXXXX	5% of 8/8ths
Softsearch Investment, LP XXXXX XXXXX	2.5% of 8/8ths
Debeck, LLC XXXXX XXXXX	2.5% of 8/8ths
For $10.00 and other good and valuable consideration, the receipt and sufficiency of which Assignor acknowledges, Assignor bargains, sells, assigns and conveys to Assignees and their successors and assigns, the above described interest of Assignors right, title, and interest in and to the following real and personal properties (collectively, “Properties”), subject to the terms of this Assignment, including its exhibits, and all applicable instruments of record in Ector, Ward, Winkler, and Crane counties where the Properties are located:

(a)	The oil and gas leasehold estates and other interests, insofar but only insofar as set out on Exhibit “A” attached hereto.
(b)
All contracts affecting the Interests, to the extent each is assignable, including agreements for the sale or purchase of oil, gas, and other hydrocarbons; processing agreements; division orders; unit agreements; operating agreements; and other contracts and agreements arising out of, connected with, or attributable to production from the Interests, including the items listed on Exhibit “B” attached hereto.

(c)
All personal property, including material, equipment, and facilities situated in and on the Properties and used solely in connection with the use or operation of the Interests for the production, treating, storing, transporting, and marketing of oil, gas, and other hydrocarbons from the Interests;

(d)
Subject to all terms and conditions set forth in the Assignment and Bill of Sale from Exxon Mobil Corporation, as assignor, to Aghorn Energy, Inc., as assignee, dated June 1, 2008, and filed of record in Ector County Official Public Records Volume 2261, Page 417.

(e)
Assignor shall retain an overriding royalty equal to the difference between twenty percent of eight-eighths (20% of 8/8ths) and the present lease burdens (royalties, including non-participating and overriding royalties, and payments out of production); it being Assignor’s intent to deliver an eighty percent (80%) net revenue interest. If the lease or leases herein described cover less than a full interest, then the overriding royalties to be retained shall be reduced in the proportion that the interest covered bears to the full interest; provided however, that the overriding royalties to be reserved are exclusive of and in addition to any royalties, overriding royalties, or payments out of production affecting the lease or leases.

All exhibits referenced in and attached to this Assignment are incorporated into it.

Executed on the dates indicated below, but effective as of the Effective Date.

AGHORN ENERGY, INC.	ANTHEM HOLDINGS, INC.
By: ______________________________________ Frosty Gilliam, Jr., President Date:_____________________________________	By: ______________________________________ Jon M. Morgan, President Date:_____________________________________
AMEN MINERALS, LLC
By: ______________________________________ Amen Properties, Inc, its sole member, by Jon M. Morgan, President and CEO Date:_____________________________________
SOFTSEARCH INVESTMENTS, LP
By: ______________________________________ SoftRes, LLC, its General Partner Eric L. Oliver, President Date:_____________________________________
DEBECK, LLC
By: ______________________________________ Eric L. Oliver, President Date:_____________________________________

STATE OF TEXAS                          §

COUNTY OF ECTOR                       §

This instrument was acknowledged before me on _______________ by Frosty Gilliam, Jr., President of Aghorn Energy, Inc., a Texas Corporation, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                           §

COUNTY OF MIDLAND                 §

This instrument was acknowledged before me on _______________ by Jon M. Morgan, President of Anthem Holdings, Inc., a Texas Corporation, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                             §

COUNTY OF MIDLAND                   §

This instrument was acknowledged before me on _______________ by Jon M. Morgan, President and CEO of Amen Properties, Inc., sole member of Amen Minerals, LLC, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                             §

COUNTY OF MIDLAND                   §

This instrument was acknowledged before me on _______________ by SoftRes, LLC, General Partner of Softsearch Investment, LP, by Eric L. Oliver, President on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                              §

COUNTY OF MIDLAND                    §

This instrument was acknowledged before me on _______________ by DeBeck, LLC, by Eric L. Oliver, President on behalf of said corporation.

____________________________

Notary Public, State of Texas

EXHIBIT A

Attached to and made a part of the
ASSIGNMENT AND BILL OF SALE
between
AGHORN ENERGY, INC.
and
ANTHEM HOLDINGS, INC. ET AL

DESCRIPTION OF THE INTERESTS

YARBROUGH & ALLEN B
YARBROUGH & ALLEN C
YARBROUGH & ALLEN – JV
YARBROUGH & ALLEN

All right, title, and interest of ExxonMobil in the Interests listed below INSOFAR AND ONLY INSOFAR, as said Interests cover the following described lands located in Ector, Ward, Winkler and Crane Counties, Texas:

Block B-8, Public School Lands
East ¾ of Section 16, limited to depths from the surface to the base of the Ellenburger Formation,
Winkler and Ector Counties, Texas;

Block B-9, Public School Lands
All Section 21, limited to depths from the surface to the base of the Strawn Formation,
Winkler County, Texas;

Block B-13, Public School Lands
All Section 3, East ¾ of Section 6, All Sections 7 and 8,  E/2 Section 9, All Section 10, W/2 Section 11 LESS W/2SW/4, All
Section 12, North 1/3 of Section 13, NW/4 Section 14 and W/2NW/4 Section 15, limited to depths from the surface to the base of
The Strawn Formation,
Winkler and Ector Counties, Texas;

Block B-14, Public School Lands
E/2 Section 17, All Sections 18 and 21, E/2 Section 22, E/2 Section 24, S/2 and NE/4 Section 27, East 400 acres of Section 29,
All Section 30, All Section 31 and E/2 Section 32, LESS the previously earned proration units described below in Sections 31 and
32, limited to depths from the surface to the base of the Ellenburger Formation,
Ector, Crane and Ward Counties, Texas;

All Section 23, limited to depths from the surface to the base of the Ellenburger Formation, less and except a 160- acre proration unit from the surface down to 8,638 feet, a 160-acre proration unit from the surface down to 8,534 feet, and a 160 acre proration unit which will be depth limited and is scheduled to be drilled;
Ector County, Texas;

All Section 28, limited to depths from the surface to the base of the Ellenburger Formation, less and except a 160-acre proration unit from the surface down to 8,518 feet,  a 160-acre proration unit from the surface down to 8,514 feet, and a 160-acre proration unit which will be depth limited and is scheduled to be drilled;
Ector County, Texas;

Block B-15, Public School Lands
All Section 21, W 1/4 Section 22, W1/4 of Section 28, All Sections 29 and 30, limited to depths from the surface to the base of the
Ellenburger Formation,
Ector County, Texas;

Block B-17, Public School Lands
All Section 1, LESS the previously earned proration units described below, limited to depths from the surface to the base of the
Ellenburger Formation,
Crane County, Texas.

Block B-13, Public School Lands
E/2, SW/4 Section 14, E/2, SW/4 Section 15, All Section 16, W/2, W/2E/2 Section 17, South 2/3 Section 13, limited to depths from the surface to the base of the Ellenburger Formation,
Winkler and Ector Counties, Texas;

Block B-14, Public School Lands
All Sections 15 and 16, W/2 Section 17, W/2 Section 24, all Section 25, S/2, S/2NW/4 Section 26, NW/4 Section 27, W/2
Section 32, limited to depths from the surface to the base of the Ellenburger Formation,
Ector, Crane and Ward Counties, Texas;

Block B-17, Public School Lands
All Section 2, Section 3, LESS previously earned proration units described below, all Section 5, limited to depths from the surface to the base of the Ellenburger Formation,
Crane County, Texas.

Block B-18, Public School Lands
All Section 1, limited to depths from the surface to the base of the Ellenburger Formation,
Ward County, Texas.

Section 66, S.F. 8054 and Section 67, S.F. 8055, E. J. Brady Survey, limited to depths from the surface to the base of the
Ellenburger Formation,
Ward County, Texas.

G. W. Wood Pre-Emption Survey, limited to depths from the surface to the base of the Ellenburger Formation,
Ward, Winkler and Ector Counties, Texas.

Previously Earned Proration Units Less and Excepted Above:

Assignments in Section 1, Block B-17 and Section 31, Block B-14, PSL Survey, Ector and Crane Counties, Texas:
Exxon Corporation to I. W. Lovelady dated 8/9/74, recorded in Volume 670, Page 264, Deed Record of Ector County, Texas;
Exxon Corporation to Vega Petroleum Corporation dated 12/22/75, recorded in Volume 697, Page 511, Deed Records of Ector
County, Texas;
Exxon Corporation to Vega Petroleum Corporation dated 5/14/76, recorded in Volume 706, Page 37, Deed Records of Ector
County, Texas;
Exxon Corporation to Joseph G. Williams dated 3/26/84, recorded in Volume 901, Page 735, Deed Records of Ector County,
Texas;

Exxon Corporation to Joseph G. Williams dated 6/24/85, recorded in Volume 909, Page 585, Deed Records of Ector County,
Texas, and
Exxon Corporation to Joseph G. Williams dated 8/27/85, recorded in Volume 935, Page 89, Deed Records of Ector County,
Texas.

Assignment in Section 32, Block B-14, and Section 3, Block B-17, PSL Survey, Ector, Crane, and Ward Counties:

Exxon Corporation to I. W. Lovelady dated 8/9/74, recorded in Volume 670, Page 264, Deed Records of Ector County, Texas.

I.	OIL AND GAS LEASEHOLD AND OTHER INTERESTS:

LEASE NO	LESSOR/GRANTOR	LESSEE/GRANTEE	DATE	RECORDING	COUNTY, STATE
0059909-001	GLENN ALLEN ET AL	L C LINK	7/22/37	VOL 31, PG 141 VOL 50, PG 413 VOL 61, PG 615 VOL 78, PG 422	CRANE, ECTOR, WINKLER & WARD, TX
126619 ROY	C L GRIFFIN	HUMBLE OIL & REFINING COMPANY	1/4/47	VOL 106, PG 82	ECTOR, TX
647497-001 ROY	ADELE J VAN DEVANTER ET AL	EXXON CORPORATION	8/7/81	VOL 833, PG 753 VOL 318, PG 56 VOL 76, PG 680	ECTOR, WINKLER & WARD, TX

II.	SUBJECT TO THE FOLLOWING CONTRACTS:

1027998 OPERATING AGREEMENT dated and effective 10/1/2000, by and between Texland Petroleum, Inc,
Operator, and Exxon Mobil Corporation, et al, Non-Operators, in the Yarbrough Allen Field, covering the
N/2 Section 9, Block B-13, PSL Survey, Winkler County, Texas.

1027655 OPERATING AGREEMENT dated and effective 8/1/99, by and between Texland Petroleum, Inc,
Operator, and Exxon Mobil Corporation, et al, Non-Operators, in the Yarbrough Allen Field, covering the
E/2 Section 17, Block B-13, PSL Survey, Ward and Ector Counties, Texas.

1024371F ASSIGNMENT AND BILL OF SALE dated 10/28/04, effective 4/1/04, form Exxon Mobil Corporation,
Assignor, to Texland Limited Partnership, Assignee, of 100% of Assignor’s right, title and interest in the following,  insofar and only insofar, as said interest covers the Allen 17 No. 1 and Allen 17 No. 2 in the
NE/4SE/4 Section 17, Block B-13, PSL Survey, Ward County, Texas, limited from the surface down to
10,617 feet, and SE/4NE/4 Section 17, Block B-13, PSL Survey, Ward County, Texas, limited from the surface down to 10,917 feet.

1031133 ASSIGNMENT dated 11/2/04, effective 9/24/04, by and between Exxon Mobil Corporation and Mobil
Producing Texas & New Mexico, Inc., Assignor, and Apache Corporation, Assignee, of an undivided 50%
of Assignor’s right, title and interest in and to certain lands, insofar and only insofar, as said Interests cover the W/2SW/4 Section 16 and SE/4 Section 17, Block B-13, PSL Survey, Ward County, Texas, limited to all depths below 10,617 feet;  the W/2NM/4 Section 16 and NE/4 Section 17, Block B-13, PSL Survey,
Ward County, Texas, limited to all depths below 10,917 feet; AND, W/2 Section 12, Sections 15 and 16,
W/2 Section 17, W/2 Section 24, Section 25, S/2NW/4 and S/2 Section 26, NW/4 Section 27, all in Block
B-14, PSL Survey, Ector County, Texas; W/2 Section 32, Block B-14, PSL Survey, Ector, Ward and
Crane Counties, Texas; E/2 Section 11, South 2/3 of Section 13, E/2 and SW/4 Section 14, E/2 and SW/4
Section 15, E/2 and E/2W/2 Section 16, W/2 Section 17, all in Block B-13, PSL Survey, Ector, Winkler
and Ward Counties, Texas; Sections 2, 3, and 5, all in Block B-17, PSL Survey, Ward and Crane Counties,
Texas; Section 66, S.F. 8054 and Section 67, S.F.  8055, E. J. Brady Survey, Ward County, Texas;
Section 1, Block B-18, PSL Survey, Ward and Crane Counties, Texas; All of G.W. Wood Pre-Emption
Survey, Ward and Winkler Counties, Texas; as to all depths, said Assignment recorded in Volume 1887 at
Page 694 of the Deed Records of Ector County, Texas; in Volume 463 at Page 92 of the Deed Records of
Crane County, Texas; and in Volume 762 at Page 463 of the Deed Records of Ward County, Texas.

APACHE JOINT EXPLORATION AGREEMENT (WEST TEXAS) dated and effective 9/24/04, by and between
Exxon Mobil Corporation and Mobil Producing Texas & New Mexico Inc., and Apache Corporation, to
provide for the exploration for oil and gas of undeveloped and deep rights in the following described lands:
SE/4 Section 17 and W/2/SW/4 Section 16, Block B-13, PSL Survey, Ward County, Texas, limited to all depths below 10,617 feet;  the NE/4 Section 17 and W/2NW/4 Section 16, Block B-13, PSL Survey, Ward
County, Texas, limited to all depths below 10,917 feet;

W/2 Section 12, Sections 15 and 16, W/2 Section 17, W/2 Section 24, Section 25, S/2NM/4 and S/2
Section 26, NM/4 Section 27, all in Block B-14, PSL Survey, Ector County, Texas;  W/2 Section 32,
Block B-14, PSL Survey, Ector, Ward and Crane Counties, Texas, E/2 Section 11, South 2/3 of Section
13, E/2 and SW/4 Section 14, E/2 and SW/4 Section 15, E/2 and E/2W/2 Section 16, W/2 Section 17, all in
Block B-13, PSL Survey, Ector, Winkler and Ward Counties, Texas;  Sections 2, 3 and 5, all in
Block B-17, PSL Survey, Ward and Crane Counties, Texas; Section 66, S.F. 8054 and Section 67,
S.F. 8055, E. J. Brady Survey, Ward County Texas; Section 1, Block B-18, PSL Survey, Ward and Crane
Counties, Texas; All of G.W. Wood Pre-Emption Survey, Ward and Winkler Counties, Texas; as to all
depths below the surface;

W/2 Section 9, Block B-13, PSL Survey, Winkler County, Texas, limited to all depths below 8,558 feet;

All of Section 21, Block B-9, PSL Survey, Winkler County, Texas; Section 3, E/2 and E/2W/2 Section 6,
Sections 7 and 8, E/2 Section 9, Section 10, W/2 Section 11, Section 12, N 1/3 of Section 13, NW/4
Section 14, NW/4 Section 15, all in Block B-13, PSL Survey, Winkler and Ector Counties, Texas, limited to all depths below the base of the Strawn Formation;

E/2 Section 17, Sections 18 and 23, E/2 Section 24, E/2 and SW/4 Section 27, Sections 28 and 31, E/2
Section 32, all in Block B-14, PSL Survey, Ector and Crane Counties, Texas; and Section 1, Block B-17,
PSL Survey, Ector and Crane Counties, Texas, limited to all depths below the base of the Ellenburger
Formation;

NE/4 Section 26, Block B-14, PSL Survey, Ector County, Texas, limited to all depths below 11,712 feet;
AND

Section 6, Block B-17, PSL Survey, Crane County, Texas limited to all depths below 5,104 feet.

1024371A RE-ASSIGNMENT OF INTERESTS IN OIL AND GAS LEASE dated 1/23/02, from Texland Limited
Partnership I to Exxon Mobil Corporation, of its 50% interest in that certain Lease assigned to Texland in
Assignment dated 2/18/99, effective 1/15/99, less and except the proration units for 3 wells drilled under said ssignment (Allen 17 No. 1, Allen 17 No.2 and McDaniel 9 No. 1), said Re-Assignment recorded in the  following:  Volume 740, Page 453, Deed Records of Ward County, Texas;  Volume 446, Page 498,
Deed Records of Crane County, Texas; Volume 1731, Page 101, Deed Records of Ector County, Texas;
and in Volume 501, Page 800, Deed Records of Winkler County, Texas.

1024371 A1 RE-ASSIGNMENT OF INTERESTS IN OIL AND GAS LEASE dated 1/17/2000, from Texland Limited
Partnership I (Texland) to Exxon Corporation, of its 50% interest in the lands assigned to Texland in that
Assignment dated effective 2/18/99, as to the following lands:  Sections 21, 29, 30, W/2W/2 Section 22,
And W/2W/2 Section 28, Block B-15; Sections 21, 30, E/2 Section 22, E/2 Section 29, Block B-14; all in
PSL Survey, Ector County, Texas, said Assignment recorded in Volume 1520, Page 379, Ector County,
Texas.

59909 (42544) ASSIGNMENT dated 6/26/84, effective 5/12/84, from Exxon Corporation to Joseph G Williams, of its right, title and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413, Deed Records, Ector County, Texas, insofar as it covers a 40-acre proration unit located in Section 31, Block B-14, PSL Survey, and Section 1, Block B-17, PSL Survey,
Crane and Ector Counties, Texas, limited from the surface down to, but not below, a depth of 7,306 feet, said Assignment recorded as Instrument No. 42544 in Volume 288, Page 138 of the Deed Records of
Crane County, Texas, and in Volume 909, Page 585 of the Deed Records of Ector County, Texas.

59909B ASSIGNMENT dated 8/27/85, effective 5/23/85, from Exxon Corporation to Joseph G Williams, of its right, title, and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413, Deed Records, Ector County, Texas, insofar as it covers a 40-acre proration unit located in Section 31, Block B-14, PSL Survey, Ector County, Texas, limited from the surface down to, but not below, a depth of 7,298 feet, said Assignment recorded in Volume 935, Page 89 of the Deed Records of Ector County, Texas.

59909 (42049) ASSIGNMENT dated 3/16/84, effective 1/26/84, from Exxon Corporation to Joseph G Williams, of its right, title, and interest in that certain Oil and Gas Lease from Glenn Allen, et al, dated July 22, 1937, recorded in Volume 50, Page 413, Deed Records of Ector County, Texas, insofar and only insofar as it covers an 80-acre proration unit located in Section 31, Block B-14, PSL Survey, and Section 1,
Block B-17, PSL Survey, Crane and Ector Counties, Texas, limited from the surface down to, but not below, a depth of 7,406 feet, said Assignment recorded an Instrument No. 42049 of the Deed Records of
Crane  County, Texas, and in Volume 901, Page 735 of the Deed Records of Ector County, Texas.

1024371 ASSIGNMENT dated 2/14/86, effective 11/25/85, from Exxon Corporation to Marshall & Winston Inc. of its right, title and interest in that certain Oil and Gas Lease from Glenn Allen et al, date July 22, 1937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas, insofar and only insofar as it covers the W/2SW/4 Section 11, Block B-13, PSL Survey, Ector County, Texas , limited from the surface down to, but not below, a depth of 8,215 feet, said Assignment recorded in Ector County, Texas.

59909C ASSIGNMENT dated 5/14/76, effective 4/2/76, from Exxon Corporation to Vega Petroleum Corporation, et al, of its right title and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22,
1937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas, insofar and only insofar as it covers an 80-acre proration unit located in Section 31, Block B-14, PSL Survey, Ector County,
Texas, limited from the surface down to, but not below, a depth of 10,715 feet, said Assignment recorded in Volume 706, Page 37 of the Deed Records of Ector County, Texas.

59909C1 ASSIGNMENT dated 12/22/75, effective 12/10/75, from Exxon Corporation to Vega Petroleum
Corporation, et al, of its right, title and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas,
insofar and only insofar as it covers an 80-acre proration unit located in Section 31, Block B-14, PSL
Survey, and Section 1, Block B-17, PSL Survey, Ector and Crane Counties Texas, limited from the surface down to , but not below, a depth of 10,860 feet, said Assignment recorded in Volume 247,
Page 228 of the Deed Records of Crane County, Texas, and in Volume 697, Page 511 of the Deed Records
of Ector County, Texas.

59909D ASSIGNMENT dated 8/9/74, effective 7/1/74, from Exxon Corporation I.W. Lovelady of its right, title and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in
Volume 50, Page 413 of the Deed Records of Ector County, Texas, insofar and only insofar as it covers two tracts of land consisting of approximately 160 acres (combined) located in portions of Sections 31 and
32, Block B-14, PSL Survey, and Sections 1 and 3, Block B-17, PSL Survey, Crane and Ector Counties,
Texas, limited in depth from the surface down to, but not below, a depth of 10,480 feet, said Assignment recorded in Volume 670, Page 264 of the Deed Records of Ector County, Texas.

59909E ASSIGNMENT dated 11/20/71, effective 12/1/71, from Humble Oil & Gas Company, Assignor, to
William E Hendon and Reginald F Hyer, Assignees, of all right, title and interest in that certain Oil and
Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413 of the Deed
Records of Ector County, Texas, insofar and only insofar as it covers All of Section 6, Block B-17, PSL
Survey, Crane County, Texas, LIMITED to depths from the surface to 5,104 feet, said Assignment recorded in Crane County, Texas.

AB-144-85(P) ASSIGNMENT dated 4/21/86, effective 3/13/86, from Exxon Corporation to Marshall & Winston, of its right, title and interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas, insofar and only insofar as it covers the E/2NW/4 Section 15, Block B-13, PSL Survey, Ector County, Texas, limited from the surface down to, but not below, a depth of 8,205 feet, said Assignment recorded in Volume 952, Page 352 of the
Deed Records of Ector County, Texas.

OIL CONTRACT WEST TEXAS CRUDE SALES AGREEMENT dated as of January 30, 2004, by and between EXXONMOBIL Oil Corporation and Occidental Energy Marketing Inc. Assignment of this contract shall include the following provision:

Assignment of all of Assignor’s right, title, benefit, privileges and interest in and to, and all of Assignor’s burdens, obligations and liabilities in connection with the Texas Crude Oil Sales Agreement (as amended to date, the “Sales Agreement”) but only insofar as such rights (the “Assigned Rights”) and such obligations (the “Assumed Obligations”) relate to the above described assigned Producing Lease(s) or portion(s) thereof. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged from and after 3/1/05, in connection with the Assumed Obligations. Notwithstanding the foregoing, the Assigned Rights shall not include any of Assignor’s rights derived from the amendments to Section G of the Conoco General Provisions (as defined in the Sales Agreement) under Section 8.1 of the Sales Agreement.

EXHIBIT B

Attached to and made a part of the
ASSIGNMENT AND BILL OF SALE
between
AGHORN ENERGY, INC.
and
AGHORN OIL & GAS, INC.

Easements, permits, etc.

YARBROUGH & ALLEN

All right, title and interest, if any, of ExxonMobil in the easements, permits, licenses, surface and subsurface leases, rights-of-way, servitudes, and other surface and subsurface rights, in each case, affecting the land and leases described or referenced on Exhibit A, including those set forth below:

LEASE NO	LESSOR/GRANTOR	LESSEE/GRANTEE	DATE	RECORDING	COUNTY, STATE
0059909-001R1 ROW	GLENN ALLEN	MAGNOLIA PETROLEUM COMPANY	8/21/47	BK 110, PG 511	ECTOR, TX

ASSIGNMENT AND BILL OF SALE

STATE OF TEXAS                                              §

§

COUNTY OF ECTOR                                           §

This assignment and bill of sale (“Assignment”), made and entered into this 18th day of July, 2008, but effective as of June 1, 2008, (“Effective Date”), by and between AGHORN ENERGY, INC., a Texas corporation with an address of XXXXX (“Assignor”), to the Assignees listed below (“Assignees”):

Assignees	Interest Assigned
Anthem Holdings, Inc., a Texas Corporation XXXXX XXXXX	10%
Amen Minerals, LLC XXXXX XXXXX	5%
Softsearch Investment, LP XXXXX XXXXX	2.5%
Debeck, LLC XXXXX XXXXX	2.5%
For $10.00 and other good and valuable consideration, the receipt and sufficiency of which Assignor acknowledges, Assignor bargains, sells, assigns and conveys to Assignees and their successors and assigns, the above described interest of Assignors working interest only in and to the following real and personal properties (collectively, “Properties”), it is explicitly stated that Assignors royalty and overriding royalty interest is less and excepted from this Assignment, subject to the terms of this Assignment, including Exhibit “A” attached hereto, and all applicable instruments of record in Ector County where the Properties are located:

Description	Assignors Working Interest / Net Revenue Interest
EOG Yarbrough & Allen 1H well, Section 28, Block B-14, Public School Land Survey, Ector County, TX, limited to the 160-acre proration unit from the surface down to 8,514 feet,	25% / 21.875%
EOG Yarbrough & Allen 2H well, Section 28, Block B-14, Public School Land Survey, Ector County, TX, limited to the 160-acre proration unit from the surface down to 8,518 feet,	25% / 21.875%
EOG Yarbrough & Allen 3H well, Section 23, Block B-14, Public School Land Survey, Ector County, TX, limited to the 160-acre proration unit from the surface down to 8,534 feet,	50% / 43.75%
EOG Yarbrough & Allen 4H well, Section 23, Block B-14, Public School Land Survey, Ector County, TX, limited to the 160-acre proration unit from the surface down to 8,638 feet,	50% / 43.75%

All personal property, including material, equipment, and facilities situated in and on the Properties and used solely in connection with the use or operation of the Interests for the production, treating, storing, transporting, and marketing of oil, gas, and other hydrocarbons from the Interests;

Subject to all terms and conditions set forth in the Assignment and Bill of Sale from Exxon Mobil Corporation, as assignor, to Aghorn Energy, Inc., as assignee, dated June 1, 2008, and filed of record in Ector County Official Public Records Volume 2261, Page 417.

Assignor shall retain an overriding royalty equal to the difference between twenty percent of eight-eighths (20% of 8/8ths) and the present lease burdens (royalties, including non-participating and overriding royalties, and payments out of production); it being Assignor’s intent to deliver an eighty percent (80%) net revenue interest. If the lease or leases herein described cover less than a full interest, then the overriding royalties to be retained shall be reduced in the proportion that the interest covered bears to the full interest; provided however, that the overriding royalties to be reserved are exclusive of and in addition to any royalties, overriding royalties, or payments out of production affecting the lease or leases.

All exhibits referenced in and attached to this Assignment are incorporated into it.

Executed on the dates indicated below, but effective as of the Effective Date.

AGHORN ENERGY, INC.	ANTHEM HOLDINGS, INC.
By: ______________________________________ Frosty Gilliam, Jr., President Date:_____________________________________	By: ______________________________________ Jon M. Morgan, President Date:_____________________________________
AMEN MINERALS, LLC
By: ______________________________________ Amen Properties, Inc, its sole member, by Jon M. Morgan, President and CEO Date:_____________________________________
SOFTSEARCH INVESTMENTS, LP
By: ______________________________________ SoftRes, LLC, its General Partner Eric L. Oliver, President Date:_____________________________________
DEBECK, LLC
By: ______________________________________ Eric L. Oliver, President Date:_____________________________________

STATE OF TEXAS                                    §

COUNTY OF ECTOR                                 §

This instrument was acknowledged before me on _______________ by Frosty Gilliam, Jr., President of Aghorn Energy, Inc., a Texas Corporation, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                                    §

COUNTY OF MIDLAND                          §

This instrument was acknowledged before me on _______________ by Jon M. Morgan, President of Anthem Holdings, Inc., a Texas Corporation, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                                     §

COUNTY OF MIDLAND                           §

This instrument was acknowledged before me on _______________ by Jon M. Morgan, President and CEO of Amen Properties, Inc., sole member of Amen Minerals, LLC, on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                                       §

COUNTY OF MIDLAND                             §

This instrument was acknowledged before me on _______________ by SoftRes, LLC, General Partner of Softsearch Investment, LP, by Eric L. Oliver, President on behalf of said corporation.

____________________________

Notary Public, State of Texas

STATE OF TEXAS                                         §

COUNTY OF MIDLAND                               §

This instrument was acknowledged before me on _______________ by DeBeck, LLC, by Eric L. Oliver, President on behalf of said corporation.

____________________________

Notary Public, State of Texas

EXHIBIT A

Attached to and made a part of the
ASSIGNMENT AND BILL OF SALE
between
AGHORN ENERGY, INC.
and
ANTHEM HOLDINGS, INC. ET AL

SUBJECT TO THE FOLLOWING CONTRACTS:

1029786 OPERATING AGREEMENT dated and effective 7/15/03, by and between EOG Resources,  Inc.,
Operator, and Exxon Mobil Corporation, Non-Operator, in the Yarbrough & Allen Field, covering the proration units for the EOG Yarbrough & Allen 1H, 2H, 3H, 4H and when determined, 5H and 6H wells, located in Section 23 and 28, Block B-14, PSL Survey, Ector County, Texas.

1029786-1H ASSIGNMENT OF OIL & GAS LEASE dated and effective 10/4/03, by and between Exxon Mobil
Corporation, Assignor and EOG Resources Inc,  Assignee, of 75% of Assignor’s interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, l937, recorded in Volume 50, Page 413 of the Deed
Records of Ector County, Texas, INSOFAR as said lease covers the following lands:  BEGINNING at a point on the south line of Section 28, Block B-14, PSL Survey, Ector County, Texas, for the Southeast
corner of this tract from whence the Southeast corner of said Section 28 bears North 76 Degrees 00’ 27”
East, a distance of 713.20 feet; THENCE South 76 Degrees 00’ 27” West with said south line a distance of
1110.67 feet to a point for the Southwest corner of this tract; THENCE North 16 Degrees 03’ 48” West, a distance of 5,773.88 feet to a point on the North line of said Section 28 for the Northwest corner of this tract; THENCE North 76 Degrees 00’ 27” with said North line, a distance of 1,305.09 feet to a point for the
Northeast corner of this tract; THENCE South 14 Degrees 08’ 02” East, a distance of 5,770.13 feet to the point of beginning, containing 160 acres, more or less, and LIMITED to depths from the surface to the stratigraphic equivalent of 8,514 feet as indicated in the horizontal Yarbrough & Allen 1H well (API No.
4213538470), said Assignment recorded in Volume 2202, Page 863, Ector County, Texas.

1029786-2H ASSIGNMENT OF OIL & GAS LEASE dated and effective 3/4/04, by and between Exxon Mobil
Corporation, Assignor, and EOG Resources Inc. Assignee, of 75% of Assignor’s interest in that certain Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413 of the Deed
Records of Ector County, Texas, INSOFAR as said lease covers the following lands: BEGINNING at a point on the South line of Section 28, Block B-14, PSL Survey, Ector County, Texas, for the Southeast
corner of this tract from whence the Southeast corner of said Section 28 bears North 76 Degrees 00’ 27”
East, a distance of 2,153.21 feet; THENCE South 76 Degrees 00’ 27” West a distance of 1,207.88 feet to a point for the Southwest corner of this tract; THENCE North 16 Degrees 03’ 48” West, a distance of
5,773.88 feet to a point on the North line of said Section 28 for the Northwest corner of this tract;
THENCE North 76 Degrees 00’ 27” East with said North line, a distance of 1,207.88 feet to a point for the
Northeast corner of this tract; THENCE South 16 Degrees 03; 48” East, a distance of 5,773.88 feet to the point of beginning, containing 160 acres, more or less, and LIMITED to depths from the surface to the stratigraphic equivalent of 8,518 feet as indicated in the horizontal Yarbrough & Allen 2H well (API No.
4213538518), said Assignment recorded in Volume 2202, Page 935, Ector County, Texas.

1029786-3H ASSIGNMENT OF OIL & GAS LEASE dated and effective 3/4/04, by and between Exxon Mobil
Corporation, Assignor, and EOG Resources Inc. Assignee, of 50% of Assignor’s interest in Oil and Gas
Lease from Glenn Allen et al, dated July 22, l937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas, INSOFAR as said lease covers the following lands: BEGINNING at a point for the Southeast corner of this tract on the South line of Section 23, Block B-14, PSL, Ector County, Texas, from whence its Southeast corner bears North 76 Degrees 00’ 27” East, a distance of 719.11 feet; THENCE
South 76 Degrees 00’ 27” West with said South line, a distance of 1,260.89 feet to a point for the
Southwest corner of this tract: THENCE North 14 Degrees 09’ 13” West, a distance of 5,280.00 feet to a point on the North line of said Section 23 for the Northwest corner of this tract; THENCE North 76
Degrees 00’ 27” East with said North line, a distance of 1,980.00 feet to a 2” iron pipe marked “NM 23”
found for the Northeast corner of said Section 23 and for the Northeast corner of this tract; THENCE South
14 Degrees 09’ 13” East with the East (sic) Line of said Section 23, a distance of 434.01 feet to an angle corner of this tract; THENCE South 76 Degrees 00’ 27” West, a distance of 719.11 feet to an angle corner of this tract; THENCE 14 Degrees 09’ 13” East, a distance of 4,845.98 feet to the point of beginning, containing 160 acres, more or less, and LIMITED to depths from the surface to the stratigraphic equivalent of 8,534 feet as indicated in the horizontal Yarbrough & Allen 3H well (API No. 4213538638), said
Assignment recorded in Volume 2202, Page 887, Ector County, Texas.

1029786-4H ASSIGNMENT OF OIL & GAS LEASE dated and effective 3/4/04, by and between Exxon Mobil Corporation, Assignor, and EOG Resources Inc, Assignee, of 50% of Assignor’s interest in Oil and Gas Lease from Glenn Allen et al, dated July 22, 1937, recorded in Volume 50, Page 413 of the Deed Records of Ector County, Texas, INSOFAR as said lease covers the following lands: BEGINNING at a point for the Southeast corner of this tract on the South line of Section 23, Block B-14, PSL, Ector County, Texas, from whence its Southeast corner bears North 76 Degrees 00’ 27” East, a distance of 2,310.00 feet; THENCE South 76 Degrees 00’ 27” West with said South line, a distance of 1,320.00 feet to a point for the Southwest corner of this tract; THENCE North 14 Degrees 09’ 13” West, a distance of 5,280.00 feet to a point on the North line of said Section 23 for the Northwest corner of this tract; THENCE North 76 Degrees 00’ 27” East with said North line, a distance of 1,320.00 feet to a point for the Northeast corner of this tract; THENCE South 14 Degrees 09’ 13” East, a distance of 5,280.00 feet to the point of beginning, containing 160 acres, more or less, and LIMITED to depths from the surface to the stratigraphic equivalent of 8,638 feet as indicated in the horizontal Yarbrough & Allen 4H well (API No. 4213538819), said Assignment recorded in Volume 2202, Page 911, Ector County, Texas.